Exhibit 99.1

Aptorum Group Provides Update on DiamiR Biosciences Merger

Post-Merger company, Niki BioSolutions, Inc., to Trade on Nasdaq Under Ticker “NIKI”

Aptorum Group Announces 1-for-10 Reverse Share Split and Delaware Redomestication in Connection with the Merger

The Merger is Expected to Close in July 2026

NEW YORK, NY— July 16, 2026 / GLOBE NEWSWIRE / — Aptorum Group Limited, a Cayman Islands exempted company with limited liability (NASDAQ: APM) (“Aptorum Group” or “Aptorum” or “Company”), a clinical stage biopharmaceutical company dedicated to addressing unmet medical needs, today announced that the closing of its merger with DiamiR Biosciences Corp. (“Merger”) is anticipated to take place on or about July 20, 2026. DiamiR Biosciences Corp. is a developer and provider of innovative blood-based tests offered through its CLIA-certified, CAP-accredited laboratory for brain health and other conditions. In connection with the Merger, Aptorum intends to effect a share consolidation of its issued and outstanding class A and class B ordinary shares at a ratio of 1-to-10 (“Reverse Split”). The Reverse Split was approved by Aptorum’s shareholders on June 9, 2026, at which time the shareholders also approved various transactions required to take place in connection with the anticipated closing of the Merger. In connection with the Merger, Aptorum shall redomicile as a Delaware company, under the name Niki BioSolutions, Inc. It is expected that as of the market open on July 20, 2026, the Company will trade shares of common stock on The Nasdaq Capital Market, under the new name Niki BioSolutions, Inc., new trading symbol “NIKI,” and new CUSIP number 653942 102, on a split-adjusted basis. The Reverse Split is intended to increase the per share trading price of the post-Merger Company’s common stock to enable the post-Merger Company to maintain compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market.

The Reverse Split will reduce the current number of Aptorum’s outstanding class A ordinary shares and outstanding class B ordinary shares from approximately 6,346,823 shares and 1,796,934 shares, respectively, to approximately 634,682 shares and 179,693 shares, respectively. Aptorum’s total authorized number of shares will also be reduced in connection with the Reverse Split and the par value of both class A ordinary shares and class B ordinary shares shall increase from $0.00001 to $0.0001 per share. Proportional adjustments will also be made to the exercise and conversion prices of Aptorum’s outstanding stock options, warrants, and convertible securities, and to the number of shares issued and issuable under Aptorum’s stock incentive plans. The Reverse Split will affect all holders of Aptorum stock uniformly and (before giving effect to any share issuances pursuant to the Merger), will not alter any stockholder’s percentage ownership interest in Aptorum. No fractional shares will be issued; fractional shares will be rounded up to the nearest whole number at the broker level, not at the individual beneficial level. The Reverse Split only impacts Aptorum’s shares outstanding and authorized capital; it does not impact the post-Merger entity shares.

Aptorum shareholders holding their shares electronically in book-entry form are not required to take any action to receive post-split shares. Aptorum shareholders holding shares through a bank, broker, or other nominee will have their positions automatically adjusted to reflect the Reverse Split, subject to their brokers’ particular processes, and will not be required to take any action in connection with the Reverse Split. For those Aptorum shareholders holding physical stock certificates, the Company’s transfer agent, Continental Stock Transfer & Trust, will send instructions for exchanging those certificates for shares held electronically in book-entry form or for new certificates, in either case representing the post-split number of shares. Continental Stock Transfer & Trust can be reached at 212-845-3256.

About Aptorum Group

Aptorum Group Limited (Nasdaq: APM) is a clinical stage biopharmaceutical company dedicated to the discovery, development and commercialization of therapeutic assets to treat diseases with unmet medical needs, particularly in oncology (including orphan oncology indications) and infectious diseases. For more information, please visit the company’s website at www.aptorumgroup.com.

About DiamiR Biosciences

DiamiR Biosciences Corp. (“DiamiR”) is a private molecular diagnostics company focused on developing and commercializing minimally invasive tests offered through its CLIA-certified, CAP-accredited laboratory for early detection and monitoring of brain health conditions and other diseases in clinical trials and clinical practice settings. DiamiR’s proprietary platform technology, protected by over 50 issued patents worldwide, is based on quantitative analysis of organ-enriched, including brain-enriched and inflammation-associated, microRNA signatures in plasma for screening, patient stratification, as well as disease progression and treatment monitoring. In addition, DiamiR offers protein and genetic biomarker analyses. DiamiR collaborates with leading academic centers, disease foundations, and biopharma companies. For more information, please visit the company’s website at www.diamirbio.com and connect with DiamiR on LinkedIn.

Merger between Aptorum Group and DiamiR Biosciences

As was previously announced on July 16, 2025, Aptorum Group and DiamiR entered into a definitive agreement for an all-stock merger transaction. On June 9, 2026 shareholders of both companies approved the merger. The completion of the merger remains subject to the satisfaction or waiver of the remaining customary closing conditions described in the merger agreement. The companies currently expect the transaction to close before fiscal 2027. Upon closing of the merger, DiamiR will become a wholly-owned subsidiary of Aptorum Group, and the combined company will be renamed Niki BioSolutions, Inc., a Delaware company.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often use words such as “believe,” “may,” “will,” “estimate,” “target,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “propose,” “plan,” “project,” “forecast,” “predict,” “potential,” “seek,” “future,” “outlook,” and similar variations and expressions. Forward-looking statements are those that do not relate strictly to historical or current facts. Examples of forward-looking statements may include, among others, statements regarding the consummation and closing of the proposed merger, the satisfactory completion of all conditions to the merger, the effect of the reverse stock split, Aptorum’s and DiamiR’s  ability to successfully operate its business and provide value to stockholders after completion of the merger, Aptorum’s and DiamiR’s future financial, business and operating performance and goals; annualized recurring revenue and customer retention; ongoing, future or ability to maintain or improve its financial position, cash flows, and liquidity and its expected financial needs; potential financing and ability to obtain financing; acquisition strategy and proposed acquisitions and, if completed, their potential success and financial contributions; strategy and strategic goals, including being able to capitalize on opportunities; expectations relating to Aptorum’s and DiamiR’s industry, outlook and market trends; total addressable market and serviceable addressable market and related projections; plans, strategies and expectations for increasing revenue and executing growth initiatives. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industries in which Aptorum and DiamiR operate may differ materially from those made in or suggested by the forward-looking statements. Therefore, investors should not rely on any of these forward-looking statements. Factors that may cause actual results to differ materially include changes in the markets in which Aptorum and DiamiR operate, the financial markets, economic, business and regulatory and other factors, such as Aptorum’s and DiamiR’s ability to execute on their strategies. More detailed information about risk factors can be found in the Aptorum’s Annual Report on Form 20-F under the heading “Risk Factors,” and in other reports filed by the Aptorum, including reports on Form 6-K and the registration statement on Form S-4 (File No. 333-290742) that the SEC declared effective on May 13, 2026. Aptorum and DiamiR do not undertake any duty to update forward-looking statements after the date of this press release.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any proxy, consent, authorization, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended.

Additional Information About the Proposed Merger and Where to Find It

In connection with the merger, Aptorum filed a current report on Form 6-K to disclose additional details about the merger and a registration statement on Form S-4 with the SEC. Investors and security holders of Aptorum are advised to read the Form S-4, and amendments thereto because they contain important information about the transaction and the parties to the transaction, and are urged to read the prospectus and the other relevant materials before making any investment decision with respect to the Merger. Shareholders can obtain copies of the documents, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Ian Huen, telephone: +44 20 80929299.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.  A copy of Aptorum’s registration statement on Form S-4 can be viewed on the SEC’s website.

For more information, please contact:

Aptorum Group Limited

Investor Relations Department

investor.relations@aptorumgroup.com

+44 20 80929299

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